UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

PBF ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35764	45-3763855
(Commission File Number)	(IRS Employer Identification No.)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering by PBF Energy Inc. (the “Company”) of its Class A common stock covered by the Registration Statement on Form S-1 (File No. 333-177933) (the “Registration Statement”), on December 12, 2012, the Amended and Restated Limited Liability Company Agreement of PBF Energy Company LLC (“PBF LLC”) was entered into by and among the Company, as the managing member of PBF LLC, and the other members of PBF LLC.

In addition, on December 12, 2012, the Company entered into the following agreements: (i) the Amended and Restated Registration Rights Agreement; (ii) the Tax Receivable Agreement; (iii) the Exchange Agreement; (iv) the Stockholders’ Agreement; and (v) Indemnification Agreements with each of its executive officers and directors.

The Amended and Restated Registration Rights Agreement, the Amended and Restated Limited Liability Company Agreement of PBF Energy Company LLC, the Tax Receivable Agreement, the Exchange Agreement, the Stockholders’ Agreement and the form of Indemnification Agreement are filed herewith as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Affiliates of Blackstone and First Reserve have various relationships with the Company. For further information concerning the material relationships between the Company and Blackstone and First Reserve and their affiliates, see the section entitled “Certain Relationships and Related Transactions” in the Registration Statement.

Item 3.03	Material Modification to Rights of Security Holders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2012, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company became effective. A description of the Company’s capital stock giving effect to the adoption of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is described in the Registration Statement. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, (a) on December 12, 2012, the PBF Energy Inc. 2012 Equity Incentive Plan became effective (following stockholder approval), and (b) on December 17, 2012, the amended and restated employment agreements between PBF Investments LLC, an indirect subsidiary of PBF LLC, and each of the following executive officers were entered into: Messrs. Thomas D. O’Malley, Thomas J. Nimbley, Matthew C. Lucey, Donald F. Lucey and Michael D. Gayda.

The 2012 Equity Incentive Plan and the employment agreements are filed herewith as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 8.01 Other Events.

On December 18, 2012, the Company completed its initial public offering by issuing 23,567,686 shares of its Class A common stock at a price to the public of $26.00 per share. The proceeds to the Company from this offering, before deducting underwriting discounts, are approximately $612.8 million, of which the Company used approximately $571.2 million to purchase 21,967,686 PBF LLC Series A Units from Blackstone and First Reserve, as described in the Company’s Prospectus, dated December 12, 2012, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of PBF Energy Inc.

3.2	Amended and Restated Bylaws of PBF Energy Inc.

4.1	Amended and Restated Registration Rights Agreement dated as of December 12, 2012

10.1	Amended and Restated Limited Liability Company Agreement of PBF Energy Company LLC dated as of December 12, 2012

10.2	Tax Receivable Agreement dated as of December 12, 2012

10.3	Exchange Agreement dated as of December 12, 2012

10.4	Stockholders’ Agreement dated as of December 12, 2012

10.5	Form of Indemnification Agreement dated as of December 12, 2012 between PBF Energy Inc. and each of the executive officers and directors of PBF Energy Inc.

10.6	PBF Energy Inc. 2012 Equity Incentive Plan

10.7	Second Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Thomas D. O’Malley

10.8	Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Thomas J. Nimbley

10.9	Second Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Matthew C. Lucey

10.10	Second Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Donald F. Lucey

10.11	Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Michael D. Gayda

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2012

PBF ENERGY INC.

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of PBF Energy Inc.

3.2	Amended and Restated Bylaws of PBF Energy Inc.

4.1	Amended and Restated Registration Rights Agreement dated as of December 12, 2012

10.1	Amended and Restated Limited Liability Company Agreement of PBF Energy Company LLC dated as of December 12, 2012

10.2	Tax Receivable Agreement dated as of December 12, 2012

10.3	Exchange Agreement dated as of December 12, 2012

10.4	Stockholders’ Agreement dated as of December 12, 2012

10.5	Form of Indemnification Agreement dated as of December 12, 2012 between PBF Energy Inc. and each of the executive officers and directors of PBF Energy Inc.

10.6	PBF Energy Inc. 2012 Equity Incentive Plan

10.7	Second Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Thomas D. O’Malley

10.8	Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Thomas J. Nimbley

10.9	Second Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Matthew C. Lucey

10.10	Second Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Donald F. Lucey

10.11	Amended and Restated Employment Agreement dated as of December 17, 2012 between PBF Investments LLC and Michael D. Gayda